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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                  FILED PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) December 2, 1996



                             BRANDYWINE REALTY TRUST
             (Exact name of registrant as specified in its charter)




          MARYLAND                      1-9106                23-2413352
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
     of Incorporation)               file number)      Identification Number)



             16 CAMPUS BOULEVARD, NEWTOWN SQUARE, PENNSYLVANIA 19073
                    (Address of principal executive offices)


                                 (610) 325-5600
              (Registrant's telephone number, including area code)







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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

            On December 2, 1996, the Company acquired four commercial properties (the "Additional Properties") in suburban Philadelphia aggregating approximately 242,000 net rentable square feet for an aggregate cash purchase price of $22.8 million. The purchase price for each of the Additional Properties was determined through negotiation in an arms-length transaction. The Company holds its interest in each of the Acquisition Properties through Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), of which the Company is the sole general partner and in which the Company, as of the date hereof, owns an approximately 94% interest.

1. The Company acquired from K/B Fund II, the ground lessee's interest in Delaware Corporate Center I (One Righter Parkway), a 104,828 net rentable square foot office building located in New Castle County, Delaware, for $12.7 million in cash. The ground lessor of the property is Woodlawn Trustees, Incorporated. The building was built in 1989 and was 100% leased as of September 30, 1996 to 6 tenants.

2. The Company acquired from Horsham Office Centre Associates Limited Partnership two buildings in Horsham, Pennsylvania for an aggregate purchase price of $7.1 million in cash. The buildings are 700 Business Center Drive, a 30,773 net rentable square foot office building built in 1986, and 800 Business Center Drive, a 51,236 net rentable square foot office building built in 1986. 700 and 800 Business Center Drive were each 100% leased as of September 30, 1996 to a total of 6 tenants.

3. The Company acquired from Monumental Life Insurance Company 8000 Lincoln Drive, a 54,923 net rentable square foot office building built in 1983 and located in Evesham, New Jersey, for $3.0 million in cash. The building was 100% leased as of November 30, 1996 to 2 tenants.

The Company acquired the Additional Properties with proceeds from the equity offerings summarized in response to Item 5 below.

Following completion of the foregoing acquisitions, the Company's portfolio consists of 37 commercial office and industrial properties

For additional information concerning the Additional Properties, reference is made to the information under the heading "Business and Properties" in the Registration Statement on Form S-11 (Registration No. 333-13969), as amended (the "Registration Statement"), filed by the Company with the Securities and Exchange Commission and declared effective on November 25, 1996, and such information is hereby incorporated herein by reference.


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ITEM 5.  OTHER EVENTS.

On December 2, 1996, the Company consummated a public offering (the "Offering") of 4,000,000 common shares of beneficial interest, par value $.01 per share ("Common Shares), at a price to the public of $16.50 per share. Proceeds to the Company, net of underwriting discounts and commissions equal to $1.03 per share, and net of an advisory fee paid to Smith Barney Inc. and Legg Mason Wood Walker Incorporated equal to 1.70% of the gross proceeds of the Offering, but before deducting other expenses, equaled $60,758,000. On December 2, 1996, the Company directly placed with: (i) a voting trust established for the benefit of the Commonwealth of Pennsylvania State Employes' Retirement System, as advised by Radnor Advisors Inc., 636,363 Common Shares at a price of $16.50 per share and
(ii) two investment funds advised by Morgan Stanley Asset Management Inc. an aggregate of 709,090 Common Shares at a price per Common Share of $16.50. The Company granted to the underwriters of the Offering a 30-day option to purchase up to 600,000 additional Common Shares solely to cover over-allotments, if any. The overallotment was exercised and the Company issued 600,000 Common Shares pursuant thereto on December 13, 1996.

The Company contributed all of the net proceeds of the foregoing share issuances to the Operating Partnership in exchange for 5,345,453 units of general partnership interests therein. The Operating Partnership used the proceeds of such contribution as follows:

      a. approximately $49.0 million was used to repay mortgage and other indebtedness;

      b. approximately $22.8 million was used to acquire the Additional Properties;

      c. approximately $0.6 million (fees to lenders) was used to pay fees associated with the Line of Credit (discussed below); and

      d. approximately $2.5 million was used to pay expenses associated with the Offering, the two additional equity financings, the Line of Credit and the acquisitions of the Additional Properties.

The balance of the proceeds will be used for working capital purposes.

On December 2, 1996, the Company and its subsidiaries entered into a two-year, $80 million secured revolving credit facility (the "Credit Facility") with Smith Barney Mortgage Capital Group, Inc. and NationsBank, N.A. The Credit Facility is a recourse obligation of the Company and its subsidiaries, secured by, among other items, cross-collateralized and cross-defaulted first mortgage liens on 25 of the 37 properties currently owned by the Company and its subsidiaries. The Credit Facility bears interest at a per annum floating rate equal to the 30, 60 or 90-day LIBOR, plus 175 basis points. The Credit Facility requires monthly payments of interest only, with all outstanding advances and all accrued but unpaid interest due December 1, 1998. A commitment fee equal to


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$600,000 was paid to the lenders at the closing. In addition, a fee 0.25% per annum (0.125% per annum until April 1, 1997) on the unused amount of the Credit Facility is payable quarterly in arrears. An annual fee of $35,000 is payable to NationsBank, N.A. for administration of the Credit Facility. The Credit Facility carries loan to value, minimum debt service coverage, fixed charge, net worth ratios and other financial covenants and tests, minimum occupancy requirements and requires prepayment premiums in certain instances.

Subject to detailed terms, conditions and limitations contained in the Credit Facility documents, proceeds of the Credit Facility will be available (i) to refinance properties from time to time added to the collateral pool of the Credit Facility, (ii) to finance the acquisition of additional properties, (iii) to finance the acquisition and development of unimproved land, (iv) to finance the renovation of and capital improvements required at properties of the Company and its subsidiaries (whether or not part of the collateral pool for the Credit Facility), (v) general trust, corporate and partnership purposes of the Company and its subsidiaries, and (vi) for the issuance of letters of credit; provided that the principal balance outstanding under the Credit Facility for renovation and capital improvements and general trust, corporate and partnership purposes shall at no time exceed $10 million in the aggregate, and provided, further that the aggregate principal balance outstanding under the Credit Facility, and the aggregate amount available for draw under outstanding letters of credit shall at no time exceed the maximum amount available under the Credit Facility from time to time.

The Credit Facility provides a mechanism for the issuance of letters of credit on behalf of the Company and its subsidiaries, each such credit to be in an amount not less than $100,000, there being at no time more than five (5) letters of credit in the aggregate then outstanding. The amount available for draw under outstanding letters of credit may at no time exceed $10 million. The Credit Facility provides for letter of credit fees being payable in full on the date of issuance.

The Credit Facility contains provisions limiting the amount of other secured and unsecured debt maintained by the Company and its subsidiaries from time to time.

The Credit Facility contains detailed provisions regarding compliance with environmental laws. The Company and its subsidiaries have also delivered to the co-lenders a certain Hazardous Material Guaranty and Indemnification Agreement.

Smith Barney Mortgage Capital Group, Inc. and NationsBank, N.A. reserve the right to syndicate the Credit Facility and transfer direct interests or sell conventional participation interests therein; provided, however, that the Company has secured commitments from Smith Barney (or the Travelers Insurance Corporation) and NationsBank (or an affiliate) such that each shall maintain not less than a $15 million direct interest in the maximum committed amount of the Credit Facility, such commitment being conditioned upon there being no uncured Event of Default under the Credit Facility.


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ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

            The audited combined statement of revenue and certain expenses of the Delaware Corporate Center for the year ended December 31, 1995 is incorporated by reference from pages F-53 through F-56 of the Registration Statement.

            The unaudited interim combined statement of revenue and expenses of the Delaware Corporate Center included therein, and incorporated by reference herein, include all adjustments consisting only of normal recurring accruals, which the Company considers necessary for a fair presentation of the Delaware Corporate Center revenues and certain expenses for the nine months ended September 30, 1995 and 1996, as presented in the unaudited interim financial statements.

            The audited combined statement of revenue and certain expenses of 700/800 Business Center Drive for the year ended December 31, 1995 is incorporated by reference from pages F-57 and F-59 of the Registration Statement.

            The unaudited interim statements of revenue and expenses of 700/800 Business Center Drive included therein, and incorporated by reference herein, include all adjustments consisting only of normal recurring accruals, which the Company considers necessary for a fair presentation of 700/800 Business Center Drive revenues and certain expenses for the nine months ended September 30, 1995 and 1996, as presented in the unaudited interim financial statements.

      (b) Pro Forma Financial Information.

            Pro forma financial information which reflects the Company's acquisition of the Additional Properties as of September 30, 1996 and for the year ended December 31, 1995 and the nine months ended September 30, 1996 is incorporated by reference from pages F-3 to F-13 of the Registration Statement.


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      (c) Exhibits.

            3.1 Articles of Amendment to Declaration of Trust filed with the State Department of Assessments and Taxation of Maryland on November 25, 1996.

            10.1 Credit Agreement, with Exhibits.

            10.2 The audited combined statement of revenue and certain expenses of the Delaware Corporate Center for the year ended December 31, 1995 and the unaudited interim combined statement of revenue and expenses of the Delaware Corporate Center included therein. Incorporated by reference from the Registration Statement.

            10.3 The audited combined statement of revenue and certain expenses of 700/800 Business Center Drive for the year ended December 31, 1995 and the unaudited interim statements of revenue and expenses of 700/800 Business Center Drive included therein. Incorporated by reference from the Registration Statement.

            10.4 Pro forma financial information which reflects the Company's acquisition of the Additional Properties as of September 30, 1996 and for the year ended December 31, 1995 and the nine months ended September 30, 1996. Incorporated by reference from the Registration Statement.

            10.5 Excerpt from Registration Statement on Form S-11 (No. 333-13969), as amended, consisting of the discussion under the heading "Business and Properties." Incorporated by reference from the Registration Statement.

            23.1 Consents of Arthur Andersen LLP.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 BRANDYWINE REALTY TRUST


Date: December 16, 1996                          By: /s/ Gerard H. Sweeney
                                                     -------------------------
                                                     Title:  President and Chief
                                                               Executive Officer


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